UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CRANE HARBOR ACQUISITION CORP.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

EXPLANATORY NOTE

Crane Harbor Acquisition Corp. (the “Company,” “we,” “our,” or “us”) is filing these definitive additional proxy materials with respect to the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 27, 2026 (the “Definitive Proxy Statement”), for the Extraordinary General Meeting of Shareholders scheduled on March 19, 2026, in order to update the estimated redemption price per SPAC Public Share.

All other information in the Definitive Proxy Statement remains unchanged.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. The terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

SUPPLEMENT NO. 1, DATED MARCH 4, 2026

(TO THE DEFINITIVE PROXY STATEMENT OF CRANE HARBOR ACQUISITION CORP. DATED FEBRURARY 27, 2026)

SUPPLEMENT TO THE PROXY STATEMENT

This supplement to the Definitive Proxy Statement (the “Supplement”), supplements, updates and amends the Definitive Proxy Statement of the Company filed with the SEC on February 27, 2026. The following supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety.

The following defined term in Selected Definitions is hereby amended and restated as follows:

“Exchange Agent,” or “Company Transfer Agent” means Continental Stock Transfer & Trust Company, acting in such capacity for NewCo.

The fourth paragraph from the last on the cover page of the Notice of Extraordinary General Meeting of Shareholders of Crane Habor Acquisition Corp. is hereby amended and restated as follows:

Holders of SPAC Units must elect to separate the SPAC Units into the underlying SPAC Class A Shares and SPAC Rights prior to exercising redemption rights with respect to the SPAC Class A Shares. If you hold SPAC Units in an account at a brokerage firm or bank, you must instruct your broker or bank to separate your SPAC Units into the underlying SPAC Class A Shares and SPAC Rights before submitting a redemption request. If you hold SPAC Units registered in your own name, you must contact the Transfer Agent and instruct it to affect the separation. To validly exercise redemption rights, you must identify yourself to SPAC in accordance with the instructions and by the deadline specified in the proxy statement/prospectus and the related transmittal materials. SPAC Public Shareholders may elect to exercise their redemption rights with respect to their SPAC Class A Shares even if they vote “FOR” the Business Combination Proposal. If the Business Combination is not consummated, any SPAC Class A Shares delivered for redemption will be returned to the respective holder, broker or bank, as applicable. If the Business Combination is consummated and you have properly exercised your redemption rights with respect to all or a portion of your SPAC Class A Shares and timely delivered your shares to the Transfer Agent (either physically or electronically through The Depository Trust Company’s DWAC system) by the deadline stated in the proxy materials, SPAC will redeem the corresponding SPAC Class A Shares for a per share price, payable in cash, equal to the pro rata portion of the funds then in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes, calculated as of two business days prior to the consummation of the Business Combination. For illustrative purposes, as of February 27, 2026, this would have amounted to approximately $10.33 per issued and outstanding SPAC Public Share. If a SPAC Public Shareholder exercises its redemption rights in full, then it will not own SPAC Class A Shares or NewCo Class B Subordinate Voting Shares following the redemption. Redemptions will be affected in connection with, and prior to, the Continuance and the closing of the Business Combination, and payment of the redemption price will be made as promptly as practicable after consummation of the Business Combination. Please see the subsection entitled “Extraordinary General Meeting of SPAC Shareholders — Redemption Rights” in the accompanying proxy statement/prospectus for a detailed description of the procedures to be followed if you wish to exercise your redemption rights with respect to your SPAC Class A Shares.

The fifth paragraph under “Questions and Answers About the Extraordinary General Meeting — Do I have redemption rights?” is hereby amended and restated as follows:

Holders of SPAC Units must elect to separate the SPAC Units into the underlying SPAC Class A Shares and SPAC Rights prior to exercising redemption rights with respect to the SPAC Class A Shares. If you hold SPAC Units in an account at a brokerage firm or bank, you must instruct your broker or bank to separate your SPAC Units into the underlying SPAC

Class A Shares and SPAC Rights before submitting a Redemption request. If you hold SPAC Units registered in your own name, you must contact the Transfer Agent and instruct it to affect the separation. To validly exercise redemption rights, you must identify yourself to SPAC in accordance with the instructions and by the deadline specified in this proxy statement/prospectus and the related transmittal materials. SPAC Public Shareholders may elect to exercise their redemption rights with respect to their SPAC Class A Shares even if they vote “FOR” the Business Combination Proposal. If the Business Combination is not consummated, any SPAC Class A Shares delivered for Redemption will be returned to the respective holder, broker or bank, as applicable. If the Business Combination is consummated and you have properly exercised your redemption rights with respect to all or a portion of your SPAC Class A Shares and timely delivered your shares to the Transfer Agent (either physically or electronically through The Depository Trust Company’s DWAC system) by the deadline stated in the proxy materials, SPAC will redeem the corresponding SPAC Class A Shares for a per-share price, payable in cash, equal to the pro rata portion of the funds then in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes, calculated as of two business days prior to the consummation of the Business Combination. For illustrative purposes, as of February 27, 2026, this would have amounted to approximately $10.33 per issued and outstanding SPAC Public Share. If a SPAC Public Shareholder exercises its redemption rights in full, then it will not own SPAC Class A Shares or NewCo Class B Subordinate Voting Shares following the Redemption. Redemptions will be affected in connection with, and prior to, the Continuance and the Closing of the Business Combination, and payment of the redemption price will be made as promptly as practicable after consummation of the Business Combination. Please see the subsection entitled “Extraordinary General Meeting of SPAC Shareholders — Redemption Rights” in the accompanying proxy statement/prospectus for a detailed description of the procedures to be followed if you wish to exercise your redemption rights with respect to your SPAC Class A Shares.

The fifth paragraph under “Summary of Proxy Statement/Prospectus — Redemption Rights?” is hereby amended and restated as follows:

Holders of SPAC Units must elect to separate the SPAC Units into the underlying SPAC Class A Shares and SPAC Rights prior to exercising redemption rights with respect to the SPAC Class A Shares. If you hold SPAC Units in an account at a brokerage firm or bank, you must instruct your broker or bank to separate your SPAC Units into the underlying SPAC Class A Shares and SPAC Rights before submitting a Redemption request. If you hold SPAC Units registered in your own name, you must contact the Transfer Agent and instruct it to affect the separation. To validly exercise redemption rights, you must identify yourself to SPAC in accordance with the instructions and by the deadline specified in this proxy statement/prospectus and the related transmittal materials. SPAC Public Shareholders may elect to exercise their redemption rights with respect to their SPAC Class A Shares even if they vote “FOR” the Business Combination Proposal. If the Business Combination is not consummated, any SPAC Class A Shares delivered for Redemption will be returned to the respective holder, broker or bank, as applicable. If the Business Combination is consummated and you have properly exercised your redemption rights with respect to all or a portion of your SPAC Class A Shares and timely delivered your shares to the Transfer Agent (either physically or electronically through The Depository Trust Company’s DWAC system) by the deadline stated in the proxy materials, SPAC will redeem the corresponding SPAC Class A Shares for a per-share price, payable in cash, equal to the pro rata portion of the funds then in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes, calculated as of two business days prior to the consummation of the Business Combination. For illustrative purposes, as of February 27, 2026, this would have amounted to approximately $10.33 per issued and outstanding SPAC Public Share. If a SPAC Public Shareholder exercises its redemption rights in full, then it will not own SPAC Class A Shares or NewCo Class B Subordinate Voting Shares following the Redemption. Redemptions will be affected in connection with, and prior to, the Continuance and the Closing of the Business Combination, and payment of the redemption price will be made as promptly as practicable after consummation of the Business Combination. Please see the subsection entitled “Extraordinary General Meeting of SPAC Shareholders — Redemption Rights” in the accompanying proxy statement/prospectus for a detailed description of the procedures to be followed if you wish to exercise your redemption rights with respect to your SPAC Class A Shares.

The paragraph under “Risk Factors — Securities of companies formed through mergers, such as the Business Combination, may experience a material decline in price relative to the share price of the public shares prior to the Business Combination?” is hereby amended and restated as follows:

As with most initial public offerings of special purpose acquisition companies in recent years, SPAC issued shares as part of the SPAC Units for $10.00 per unit upon the closing of the IPO. As with other special purpose acquisition companies, the $10.00 per unit price of SPAC reflected each share having a right to redeem such share for a pro rata portion of the proceeds held in the Trust Account prior to the Closing and certain other events. Following the IPO, the proceeds held in the Trust Account were initially equal to approximately $220,000,000 ($10.00 per unit), and as of February 27, 2026, were equal to approximately $227,336,399 ($10.33 per SPAC Public Share). Following the Closing, the shares outstanding will no longer have any such redemption right and will be solely dependent upon the fundamental value of the combined company, which, like the securities of other companies formed through special purpose acquisition company mergers in recent years, may be significantly less than both the redemption price and the amount per share initially held in the Trust Account upon completion of the IPO.

The second paragraph under “Extraordinary General Meeting of SPAC Shareholders — Redemption Rights?” is hereby amended and restated as follows:

For illustrative purposes, based on funds in the trust account of approximately $227.3 million on February 27, 2026, the estimated per share redemption price would have been approximately $10.33 per SPAC Public Share. Additionally, SPAC Public Shares properly tendered for redemption will only be redeemed if the Business Combination is consummated; otherwise, holders of such shares will only be entitled to a pro rata portion of the trust account, including interest earned on the funds held in the trust account and not previously released to SPAC to pay income taxes (less $100,000 of interest to pay dissolution expenses), in connection with the liquidation of the trust account.

The fifth paragraph under “Proposal No. 1 — The Business Combination Proposal — Redemption Rights?” is hereby amended and restated as follows:

Holders of SPAC Units must elect to separate the Units into the underlying SPAC Class A Shares and SPAC Rights prior to exercising redemption rights with respect to the SPAC Class A Shares. If you hold SPAC Units in an account at a brokerage firm or bank, you must instruct your broker or bank to separate your SPAC Units into the underlying SPAC Class A Shares and SPAC Rights before submitting a Redemption request. If you hold SPAC Units registered in your own name, you must contact the Transfer Agent and instruct it to affect the separation. To validly exercise redemption rights, you must identify yourself to SPAC in accordance with the instructions and by the deadline specified in this proxy statement/prospectus and the related transmittal materials. SPAC Public Shareholders may elect to exercise their redemption rights with respect to their SPAC Class A Shares even if they vote “FOR” the Business Combination Proposal. If the Business Combination is not consummated, any SPAC Class A Shares delivered for Redemption will be returned to the respective holder, broker or bank, as applicable. If the Business Combination is consummated and you have properly exercised your redemption rights with respect to all or a portion of your SPAC Class A Shares and timely delivered your shares to the Transfer Agent (either physically or electronically through The Depository Trust Company’s DWAC system) by the deadline stated in the proxy materials, SPAC will redeem the corresponding SPAC Class A Shares for a per-share price, payable in cash, equal to the pro rata portion of the funds then in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes, calculated as of two business days prior to the consummation of the Business Combination. For illustrative purposes, as of February 27, 2026, this would have amounted to approximately $10.33 per issued and outstanding SPAC Public Share. If a SPAC Public Shareholder exercises its redemption rights in full, then it will not own SPAC Class A Shares or NewCo Class B Subordinate Voting Shares following the Redemption. Redemptions will be affected in connection with, and prior to, the Continuance and the Closing of the Business Combination, and payment of the redemption price will be made as promptly as practicable after consummation of the Business Combination. Please see the subsection entitled “The Extraordinary General Meeting of SPAC Shareholders — Redemption Rights” in the accompanying proxy statement/prospectus for a detailed description of the procedures to be followed if you wish to exercise your redemption rights with respect to your SPAC Class A Shares.

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